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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
April 21, 2004

ABERDENE MINES LIMITED
 (Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-33189	88-0454792
(Commission File No.)	(IRS Employer ID)

101 Convention Center Drive
Suite 700
Las Vegas, Nevada 89109
 (Address of principal executive offices and Zip Code)

(702) 873-3488
 (Registrant's telephone number, including area code)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Description
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

Aberdene Mines Limited announced that is has entered into a formal option agreement to earn a 75% interest from Consolidated Global Minerals Ltd. on a land package located in the Tuscarora Distract in the state of Nevada.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 22nd day of April, 2004.

ABERDENE MINES LIMITED

BY:	/s/ Brent Jardine Brent Jardine, President, Principal Executive Officer, Treasurer and Principal Financial Officer